Deutsche Bank Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-5977 Facsimilie: 212-797-8826

To:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2
Attn:	Corporate Trust & Loan Agency/DBALT 2007-2
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Attn:	New York Derivatives Documentation
Telephone No:	212-250-9425
Fax No:	212-797-0779
Email:	NYderivative.documentation@db.com
Reference:	Global No. N682000N
Date:	August 31, 2007

Swap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and U.S. Bank National Association, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2 (“Counterparty”) created under the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2 dated as of August 1, 2007 among ACE Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, Clayton Fixed Income Services Inc., as credit risk manager and U.S. Bank National Association, as trustee (the “Pooling and Servicing Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement (as herein defined).  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

2.

This Confirmation supersedes any previous confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to the terms and conditions of the ISDA Master Agreement dated as of August 31, 2007, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Rate Swap
Notional Amount:	With respect to any Calculation Period, the amount set forth for such period on Schedule I attached.
Trade Date:	August 28, 2007
Effective Date:	August 31, 2007
Termination Date:	August 25, 2012, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate:	5.070%
Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing September 25, 2007, and ending on August 25, 2012, with No Adjustments.
Fixed Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing September 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Amount:	Notional Amount * Fixed Rate * Fixed Rate Day Count Fraction
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	DBAG
Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing September 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing September 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR–BBA
Floating Amount:	Notional Amount * Floating Rate Option * Floating Rate Day Count Fraction
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Additional Floating Amount:
Additional Floating Amount Payer:	DBAG represents and warrants that it will make payment of the Additional Floating Amount to Deutsche Bank Securities Inc. on behalf of the Counterparty.
Additional Floating Amount:	$2,659,000
Additional Floating Amount Payment Date:	August 31, 2007
Additional Terms:
Business Days:	New York
Calculation Agent:	DBAG
Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33 / ABA 021001033 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969 Reference: N68200N
Payments to Counterparty: Wells Fargo Bank, NA ABA #121000248 Account Name: SAS Clearing Account #3970771416 FFC to: DBALT 2007-2 Certificate Swap II Account # 53176603

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us.  If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)	For and on behalf of U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2
/s/ Christopher A. Flanagan Name: Christopher A. Flanagan Title: Authorized Representative Date: August 31, 2007	/s/ Karen R. Beard Name: Karen R. Beard Title: Vice President Date: August 31, 2007
/s/ Audrey Kong Name: Audrey Kong Title: Associate Date: August 31, 2007

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Start Date	End Date	Swap Notional Amount ($)
August 31, 2007	September 25, 2007	537,838,665.78
September 25, 2007	October 25, 2007	532,224,218.17
October 25, 2007	November 25, 2007	526,224,117.34
November 25, 2007	December 25, 2007	519,847,366.51
December 25, 2007	January 25, 2008	513,197,218.65
January 25, 2008	February 25, 2008	506,283,312.50
February 25, 2008	March 25, 2008	499,276,717.70
March 25, 2008	April 25, 2008	492,211,862.19
April 25, 2008	May 25, 2008	485,231,964.62
May 25, 2008	June 25, 2008	478,342,432.45
June 25, 2008	July 25, 2008	471,545,838.11
July 25, 2008	August 25, 2008	464,843,570.34
August 25, 2008	September 25, 2008	458,234,337.02
September 25, 2008	October 25, 2008	451,716,863.61
October 25, 2008	November 25, 2008	445,289,892.89
November 25, 2008	December 25, 2008	438,952,184.74
December 25, 2008	January 25, 2008	432,702,515.91
January 25, 2009	February 25, 2009	426,539,679.77
February 25, 2009	March 25, 2009	420,462,486.11
March 25, 2009	April 25, 2009	414,469,760.93
April 25, 2009	May 25, 2009	408,560,346.14
May 25, 2009	June 25, 2009	402,733,099.46
June 25, 2009	July 25, 2009	396,986,894.14
July 25, 2009	August 25, 2009	391,320,618.72
August 25, 2009	September 25, 2009	385,733,176.92
September 25, 2009	October 25, 2009	380,223,487.32
October 25, 2009	November 25, 2009	374,790,483.26
November 25, 2009	December 25, 2009	369,433,112.57
December 25, 2009	January 25, 2009	364,150,337.41
January 25, 2010	February 25, 2010	358,941,134.05
February 25, 2010	March 25, 2010	353,804,492.71
March 25, 2010	April 25, 2010	348,739,417.34
April 25, 2010	May 25, 2010	343,744,925.48
May 25, 2010	June 25, 2010	338,820,047.99
June 25, 2010	July 25, 2010	333,963,828.99
July 25, 2010	August 25, 2010	329,175,325.56
August 25, 2010	September 25, 2010	324,453,607.64
September 25, 2010	October 25, 2010	319,797,757.84
October 25, 2010	November 25, 2010	315,206,871.27
November 25, 2010	December 25, 2010	310,680,055.32
December 25, 2010	January 25, 2010	306,216,429.60
January 25, 2011	February 25, 2011	301,815,125.66
February 25, 2011	March 25, 2011	297,475,286.90
March 25, 2011	April 25, 2011	293,196,068.40
April 25, 2011	May 25, 2011	288,976,636.74
May 25, 2011	June 25, 2011	284,816,169.86
June 25, 2011	July 25, 2011	280,713,856.88
July 25, 2011	August 25, 2011	276,668,897.99
August 25, 2011	September 25, 2011	272,680,504.29
September 25, 2011	October 25, 2011	268,747,897.61
October 25, 2011	November 25, 2011	264,870,310.39
November 25, 2011	December 25, 2011	261,046,985.54
December 25, 2011	January 25, 2011	257,277,176.28
January 25, 2012	February 25, 2012	253,560,146.03
February 25, 2012	March 25, 2012	249,895,168.24
March 25, 2012	April 25, 2012	246,281,526.25
April 25, 2012	May 25, 2012	242,718,513.21
May 25, 2012	June 25, 2012	239,205,431.86
June 25, 2012	July 25, 2012	235,741,594.50
July 25, 2012	August 25, 2012	232,326,322.78
August 25, 2012	September 25, 2012	0.00

Elections and Variables

to the ISDA Credit Support Annex

dated as of 31 August 2007

between

DEUTSCHE BANK AG, NEW YORK BRANCH	and	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2
______________________________________ ("Party A")		_________________________________________ ("Party B")

Paragraph 13.

(a)

Security Interest for "Obligations".

The term "Obligations" as used in this Annex includes the following additional obligations:

With respect to Party A:

None.

With respect to Party B:

None.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)

"Delivery Amount" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Secured Party" shall be deleted and the word "that" on the second line of Paragraph 3(a) shall be replaced with the word "a"; provided, that the Delivery Amount shall be calculated, with respect to collateral posting required by each Rating Agency, by using (i) such Rating Agency’s Valuation Percentages as provided below to determine Value and (ii) the Credit Support Amount related to such Rating Agency.  The Delivery Amount shall be the greatest of such calculated amounts.  Paragraph 4(b) is hereby amended by the insertion of the words "(i) in respect of a Transfer pursuant to Paragraph 3(b)," immediately prior to the words "if a demand for" and the insertion of the words "; and (ii) in respect of a Transfer pursuant to Paragraph 3(a), the relevant Transfer will be made not later than the close of business on the Local Business Day following the Valuation Date" immediately prior to the period.

(B)

"Return Amount" has the meaning specified in Paragraph 3(b); provided, that the Return Amount shall be calculated, with respect to collateral posting required by each Rating Agency, by using (i) such Rating Agency’s Valuation Percentages as provided below to determine Value and (ii) the Credit Support Amount related to such Rating Agency.  The Return Amount shall be the least of such calculated amounts.

(C)

"Credit Support Amount" has the meaning specified in Paragraph 13(l)(ix).

(ii)

Eligible Collateral.  The following Valuation Percentages(1) shall apply to Eligible Collateral with respect to Party A; provided, however, that all Eligible Collateral shall be denominated in United States Dollars.

Collateral	S&P Valuation Percentage for Eligible Counterparties	S&P Valuation Percentage for Ineligible Counterparties	Moody’s First Trigger Valuation Percentage	Moody’s Second Trigger Valuation Percentage
Cash	100%	80%	100%	100%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.0%	78.4%	100%	100%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than five years	98.0%	78.4%	100%	97%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	92.6%	74.1%	100%	94%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of greater than or equal to five years but less than or equal to ten years	92.6%	74.1%	100%	94%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	84.6%	67.7%	100%	87%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of not more than one year	98.0%	78.4%	100%	99%
Fixed-rate and floating-rate U.S. Agency Debentures having a remaining maturity on such date of not more than five years	98.0%	78.4%	100%	96%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of more than one year but not more than ten years	92.6%	74.1%	100%	93%
Fixed-rate and floating-rate U.S. Agency Debentures having a remaining maturity on such date of greater than or equal to five years but less than or equal to ten years	92.6%	74.1%	100%	93%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of more than ten years	77.9%	62.3%	100%	86%

(1)  With respect to collateral types not listed below, such assets will be subject to review by each of S&P and Moody’s.

(iii)

Other Eligible Support.  None.

(iv)

Thresholds.

(A)

"Independent Amount" means with respect to Party A:  Not applicable.

"Independent Amount" means with respect to Party B:  Not applicable.

(B)

“Threshold” means with respect to Party A: infinity; provided that the Threshold with respect to Party A shall be zero for so long as, with respect to Moody’s, no Relevant Entity has the Moody’s First Trigger Required Ratings or a Collateralization Event is occurring, respectively, and with respect to S&P, no Relevant Entity has the S&P First Trigger Required Ratings, and (i) no Relevant Entity has had the Moody’s First Trigger Required Ratings since this Annex was executed, or (ii) at least 30 Local Business Days have elapsed since the last time a Relevant Entity had the Moody’s First Trigger Required Ratings, or (iii) no Relevant Entity has met the Hedge Counterparty Ratings Requirement since this Annex was executed, or (iv) at least 30 calendar days have elapsed since the last time a Collateralization Event occurred, or (v) a Ratings Event is occurring, or (vi) no Relevant Entity has had the S&P First Trigger Required Ratings since this Annex was executed or (vii) at least 10 Local Business Days have elapsed since the last time the Relevant Entity has had the S&P First Trigger Required Ratings.

“Threshold” means with respect to Party B:  infinity.

(C)

“Minimum Transfer Amount” means with respect to Party A: USD $100,000; provided, however, that if S&P is rating the Certificates and the aggregate Certificate Principal Balances of the rated Certificates falls below $50,000,000, then the Minimum Transfer Amount shall mean USD $50,000.

(D)

“Minimum Transfer Amount” means with respect to Party B: USD $100,000 (or if the Posted Collateral is less than $100,000, the aggregate Value of Posted Collateral), provided, however, that if S&P is rating the Certificates and the aggregate Certificate Principal Balances of the rated Certificates falls below $50,000,000, then the Minimum Transfer Amount shall mean USD $50,000 (or if the Posted Collateral is less than $50,000, the aggregate Value of Posted Collateral).

(E)

Rounding.  The Delivery Amount will be rounded up to the nearest integral multiple of USD $10,000; provided, however, that if S&P is rating the Certificates, the Delivery Amount will be rounded up to the nearest integral multiple of $1,000. The Return Amount will be rounded down to the nearest integral multiple of USD $10,000; provided, however, that if S&P is rating the Certificates, the Return Amount will be rounded down to the nearest integral multiple of $1,000.

(v)

“Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 5(q) of the Schedule is deleted)” shall be inserted and (2) at the end of such definition, the words “with terms substantially the same as those of this Agreement.”

(c)

Valuation and Timing.

(i)

"Valuation Agent" means Party A.  Calculations by Party A will be made by reference to commonly accepted market sources.

(ii)

"Valuation Date" means, in the event that any of a Moody’s Collateralization Event, a Collateralization Event or a Ratings Event has occurred and is continuing, the first local Business Day of each calendar week.

(iii)

"Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)

"Notification Time" means 4:00 p.m., London time, on a Local Business Day.

The amount of “Value” with respect to Cash in Paragraph 12 shall be the Amount thereof multiplied by the applicable Valuation Percentage.

(d)

Conditions Precedent and Secured Party's Rights and Remedies.

No events shall constitute a "Specified Condition."

(e)

Substitution.

(i)

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days’ notice thereof specifying the items of Posted Credit Support intended for substitution.

(f)

Dispute Resolution.

(i)

"Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)

Value.  For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

(A)

with respect to any Cash; the face amount thereof multiplied by the applicable Valuation Percentage; and

(B)

with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last bid price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the bid price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

(iii)

Alternative.  The provisions of Paragraph 5 will apply provided the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians:

A Custodian will be entitled to hold Posted Collateral on behalf of Party B pursuant to Paragraph 6(b); provided that:

(1)     Posted Collateral may be held only in the following jurisdiction: United States.

(2)     The Custodian for Party B (A) is a commercial bank or trust company which is unaffiliated with Party B and organized under the laws of the United States or state thereof, having assets of at least $500 million and a short-term rating of at least (i) P-1 from Moody’s and (ii) A-1 from S&P, or is the Securities Administrator, and (B) shall hold all Eligible Credit Support in an Eligible Account segregated from any Swap Account and any Cap Account, each as defined in the related Pooling and Servicing Agreement.

Initially, the Custodian for Cash and Securities for Party B is: The Securities Administrator under the Pooling and Servicing Agreement, or any successor trustee thereto.  If the Custodian is a party other than the Securities Administrator and ceases to meet the requirements set forth in clause (i)(2) above, the Securities Administrator shall replace such Custodian within 60 calendar days from the time such Custodian failed to be so eligible.

(ii)

Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B.  Therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii); provided, however, that Party B's Custodian shall have the right to register any posted collateral that constitutes a Book-Entry Security in its name.

(h)

Distributions and Interest Amount.

(i)

Interest Rate.   The "Interest Rate" will be the annualized rate of return actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

(ii)

Transfer of Interest Amount.  The Transfer of the Interest Amount will be made on any Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), provided that such Interest Amount has been received prior thereto.

(iii)

Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)

Additional Representation(s).

There are no additional representations by either party.

(j)

Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

(i)  shall be given to or made at the following addresses:

Any notice to Party A relating to a particular Transaction shall be delivered to the address or facsimile number specified in the Confirmation of such Transaction.  Any notice delivered for purposes of Sections 5 and 6 (other than notices under Section 5(a)(i) with respect to Party A) of this Agreement shall be delivered to the following address:

Deutsche Bank AG

60 Wall Street

New York, NY 10005

Attention:  Collateral Management

Telephone: (212) 250-6200

Fax: (212) 797-5922

If to Party B:

As set forth in Part 4(a) of the Schedule;

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph)  to the other party;

(ii)

shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(k)

Address for Transfers.

Party A:

To be notified to Party B by Party A at the time of the request for the Transfer.

Party B:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention: Client Manager DBALT 2007-2

Telephone: (410) 884-2000

Facsimile No.: (410) 715-2380

(l)

Other Provisions.

(i)

Additional Definitions

As used in this Annex:

"Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

"Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree); and

"transaction-specific hedges" has the meaning given to such term in "Framework for De-linking Hedge Counterparty Risks from Global Structured Finance Cashflow Transactions Moody's Methodology" published by Moody's Investors Service and dated May 25, 2006.

(ii)

Events of Default

Subclause (iii) shall be deleted from Paragraph 7.

.

(iii)

Return of Fungible Securities

In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d) any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral.

(iv)

Covenants of the Pledgor

So long as the Agreement is in effect, the Pledgor covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by the Pledgor, except the security interest created hereunder and any security interests or other encumbrances created by the Secured Party; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Secured Party.

(v)

No Counterclaim

A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

(vi)

Holding Collateral

The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account (which shall be an Eligible Account, as defined in the PSA) and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

(vii)

Security and Performance

Eligible Collateral Transferred to the Secured Party constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

(viii)

Agreement as to Single Secured Party and Pledgor

Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b), Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

(ix)

Ratings Criteria.

“Credit Support Amount” means (a) in respect of S&P, the S&P Credit Support Amount and (b) in respect of Moody’s, the Moody’s First Trigger Credit Support Amount, or the Moody’s Second Trigger Credit Support Amount, as applicable.

With respect to Moody’s:

“Moody’s First Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)

(A)

for any Valuation Date on which (I) a  Moody’s First Trigger Failure Condition has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody’s Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party’s aggregate Exposure for all Transactions and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

the product of the applicable Moody’s First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;  or

(B)

for any other Valuation Date, zero, over

(II)

the Threshold for Party A such Valuation Date.

“Moody’s First Trigger Failure Condition” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Required Ratings.

“Moody’s First Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s First Trigger Notional Amount Multiplier” means [(A) if each Local Business Day is a Valuation Date, 2%, or (B) otherwise, 4%].

“Moody’s Second Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)

(A)

for any Valuation Date on which it is the case that a Moody’s Second Trigger Failure Condition has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates (c) the sum of the Secured Party’s aggregate Exposure and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

if such Transaction is not a Transaction-Specific Hedge,

the product of the applicable Moody’s Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;  or if such Transaction is a Transaction-Specific Hedge,

the product of the applicable Moody’s Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;  or

(B)

for any other Valuation Date, zero, over

(II)

the Threshold for Party A for such Valuation Date.

“Next Payment” means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) of the Master Agreement on such Next Payment Date less any payments due to be made by Party B under Section 2(a) of the Master Agreement on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c) of the Master Agreement) and (ii) zero.

“Next Payment Date” means each date on which the next scheduled payment under any Transaction is due to be paid.

“Transaction-Specific Hedge” means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate Swap IIf (x) the notional amount of the interest rate Swap IIs “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

“Moody’s Second Trigger Failure Condition” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier” means [(A) if each Local Business Day is a Valuation Date, 10%, or (B) otherwise, 11%].

“Moody’s Second Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s Second Trigger Notional Amount Multiplier” means [(A) if each Local Business Day is a Valuation Date, 8% or (B) otherwise, 9%].

With respect to S&P:

“S&P Credit Support Amount” means, for any Valuation Date, the excess, if any, of:

(I)

(A)

for any Valuation Date on which (x) an S&P FI Relevant Entity’s senior, unsecured (i) short-term debt obligations are rated “A-2” by S&P or (ii) long-term debt obligations are rated “A,” “A-“ or “BBB+,” if such S&P FI Relevant Entity does not have a senior, unsecured short-term rating from S&P, an amount equal to the aggregate Secured Party’s Exposure for such Valuation Date with respect to all Transactions or (y) the Relevant Entity is an Ineligible Counterparty, an amount equal to the product of 125% times the aggregate Secured Party’s Exposure for such Valuation Date with respect to all Transactions, or

(B)

for any other Valuation Date, zero, over

(II)

the Threshold for Party A for such Valuation Date.

“S&P Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral:

(A)

if the S&P Threshold for such Valuation Date is zero and it is not the case that a S&P Trigger Failure Condition has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Valuation Percentage for Eligible Counterparties,” or

(B)

if an S&P Trigger Failure Condition has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Valuation Percentage for Ineligible Counterparties.”

(x)

Expenses.

Notwithstanding Paragraph 10(a), the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer costs involved in the Transfer of Eligible Collateral from the Pledgor to the Secured Party (or any agent or custodian for safekeeping of the Secured Party) or from the Secured Party (or any agent or custodian for safekeeping of the Secured Party ) to the Pledgor pursuant to paragraph 4(d).

(xi)

Trustee Capacity.

It is expressly understood and agreed by the parties hereto that (i) this Annex is executed and delivered by U.S. Bank National Association (the Trustee) not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust created pursuant to the PSA (the Trust), in the exercise of the powers and authority conferred and vested in it under the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust,  (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Annex or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the PSA.

(xii)

Swap Collateral Account Details and Settlement Information:

Payments to Counterparty:

Wells Fargo Bank, NA

ABA #121000248

Account Name: SAS Clearing

Account #3970771416

FFC to: DBALT 2007-2

Certificate Swap II Collateral Account # 53176605

DEUTSCHE BANK AG, NEW YORK BRANCH	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2
By: /s/ Steven Kessler Name: Steven Kessler Title: Director	By: /s/ Karen R. Beard Name: Karen R. Beard Title: Vice President
By: /s/ Kathleen Yohe Name: Kathleen Yohe Title: Vice President

Table 1

Moody’s First Trigger Factor

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.25%
More than 1 but not more than 2	0.50%
More than 2 but not more than 3	0.70%
More than 3 but not more than 4	1.00%
More than 4 but not more than 5	1.20%
More than 5 but not more than 6	1.40%
More than 6 but not more than 7	1.60%
More than 7 but not more than 8	1.80%
More than 8 but not more than 9	2.00%
More than 9 but not more than 10	2.20%
More than 10 but not more than 11	2.30%
More than 11 but not more than 12	2.50%
More than 12 but not more than 13	2.70%
More than 13 but not more than 14	2.80%
More than 14 but not more than 15	3.00%
More than 15 but not more than 16	3.20%
More than 16 but not more than 17	3.30%
More than 17 but not more than 18	3.50%
More than 18 but not more than 19	3.60%
More than 19 but not more than 20	3.70%
More than 20 but not more than 21	3.90%
More than 21 but not more than 22	4.00%
More than 22 but not more than 23	4.00%
More than 23 but not more than 24	4.00%
More than 24 but not more than 25	4.00%
More than 25 but not more than 26	4.00%
More than 26 but not more than 27	4.00%
More than 27 but not more than 28	4.00%
More than 28 but not more than 29	4.00%
More than 29	4.00%

Table 2

Moody’s Second Trigger Factor for Interest Rate Swaps with Fixed Notional Amounts

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.60%
More than 1 but not more than 2	1.20%
More than 2 but not more than 3	1.70%
More than 3 but not more than 4	2.30%
More than 4 but not more than 5	2.80%
More than 5 but not more than 6	3.30%
More than 6 but not more than 7	3.80%
More than 7 but not more than 8	4.30%
More than 8 but not more than 9	4.80%
More than 9 but not more than 10	5.30%
More than 10 but not more than 11	5.60%
More than 11 but not more than 12	6.00%
More than 12 but not more than 13	6.40%
More than 13 but not more than 14	6.80%
More than 14 but not more than 15	7.20%
More than 15 but not more than 16	7.60%
More than 16 but not more than 17	7.90%
More than 17 but not more than 18	8.30%
More than 18 but not more than 19	8.60%
More than 19 but not more than 20	9.00%
More than 20 but not more than 21	9.00%
More than 21 but not more than 22	9.00%
More than 22 but not more than 23	9.00%
More than 23 but not more than 24	9.00%
More than 24 but not more than 25	9.00%
More than 25 but not more than 26	9.00%
More than 26 but not more than 27	9.00%
More than 27 but not more than 28	9.00%
More than 28 but not more than 29	9.00%
More than 29	9.00%

Table 3

Moody’s Second Trigger Factor for Transaction-Specific Hedges

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.75%
More than 1 but not more than 2	1.50%
More than 2 but not more than 3	2.20%
More than 3 but not more than 4	2.90%
More than 4 but not more than 5	3.60%
More than 5 but not more than 6	4.20%
More than 6 but not more than 7	4.80%
More than 7 but not more than 8	5.40%
More than 8 but not more than 9	6.00%
More than 9 but not more than 10	6.60%
More than 10 but not more than 11	7.00%
More than 11 but not more than 12	7.50%
More than 12 but not more than 13	8.00%
More than 13 but not more than 14	8.50%
More than 14 but not more than 15	9.00%
More than 15 but not more than 16	9.50%
More than 16 but not more than 17	9.90%
More than 17 but not more than 18	10.40%
More than 18 but not more than 19	10.80%
More than 19 but not more than 20	11.00%
More than 20 but not more than 21	11.00%
More than 21 but not more than 22	11.00%
More than 22 but not more than 23	11.00%
More than 23 but not more than 24	11.00%
More than 24 but not more than 25	11.00%
More than 25 but not more than 26	11.00%
More than 26 but not more than 27	11.00%
More than 27 but not more than 28	11.00%
More than 28 but not more than 29	11.00%
More than 29	11.00%